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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported) October 8, 2002
                                                 ------------------


                           BOSTON LIFE SCIENCES, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-6533                87-0277826
---------------------------------        ------       --------------------------

(State or other jurisdiction of        (Commission        (I.R.S. Employer
  incorporation or organization)        File No.)         Identification No.)

20 Newbury Street
5/th/ Floor
Boston, Massachusetts                                            02116
------------------------------------------                   -------------
(Address of principal executive offices)                       Zip Code


Registrant's telephone number, including area code (617) 425-0200
                                                  -----------------

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Item 5.  Other Events.

On October 8, 2002, the Company released a letter to stockholders from Robert J. Rosenthal, President and Chief Operating Officer of the Company, reporting on the Company's goals and objectives through the end of 2003, the Company's current financial position and his assessment of the near term opportunities for the Company. A copy of the letter to stockholders is attached hereto as Exhibit 99.1.

The letter to stockholders is posted on the Company's Web site at www.bostonlifesciences.com.

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

Exhibit No.   Description
-----------   -----------

99.1          Letter to Stockholders dated October 8, 2002

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BOSTON LIFE SCIENCES INC.


Date: October 8, 2002              By: /s/ Joseph Hernon
                                      ----------------------------
                                   Name:  Joseph Hernon
                                   Title: Chief Financial Officer and Secretary

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EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:

Exhibit No.    Description
-----------    -----------
99.1           Letter to Stockholders dated October 8, 2002